                                                                    EXHIBIT 10.4

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NOTE TO CLERK:  THIS IS A SUPPLEMENTAL INSTRUMENT OF WRITING AS DEFINED IN
SECTION 12-101(g), REAL PROPERTY ARTICLE, ANNOTATED CODE OF MARYLAND (1994 REPL. VOL.) WHICH IS EXEMPT FROM RECORDATION TAX PURSUANT TO SECTION 12-108(e) OF THE AFORESAID CODE.

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                  SECOND MODIFICATION AGREEMENT - LEASEHOLD
                    DEED OF TRUST AND SECURITY AGREEMENT


         THIS SECOND MODIFICATION AGREEMENT - LEASEHOLD DEED OF TRUST AND SECURITY AGREEMENT (this "Amendment") is made as of the 31st day of October, 1997, by and among BIORELIANCE CORPORATION, a corporation organized and in good standing under the laws of State of Delaware, successor in interest to and formerly know of record as MICROBIOLOGICAL ASSOCIATES, INC., (the "Grantor"), ELIZABETH F. SHORE, as trustee (the "Trustee") and NATIONSBANK, N.A., a national banking association successor-in-interest to MARYLAND NATIONAL BANK, a national banking association (the "Beneficiary").

                                    RECITALS

         A. The Beneficiary has made a line of credit converting into a term loan (the "Loan") in the original principal amount of Three Million Dollars ($3,000,000), which Loan is evidenced by that certain Deed of Trust Note dated December 17, 1993 from the Grantor and Microbiological Associates International Limited, which name has been changed to BioReliance Limited ("MAL"), which Deed of Trust Note was amended by that certain First Loan Modification Agreement (the "First Loan Modification Agreement") dated May 31, 1994 by and among the Beneficiary, the Grantor, MAL, MAGENTA Corporation and Magenta Services, Ltd., which among other things added Magenta Corporation and Magenta Services, Ltd. as joint and several co-makers to the Deed of Trust Note, which Deed of Trust Note was further amended by that certain Second Loan

                                                                    EXHIBIT 10.4


Modification Agreement dated September 30, 1994 by and among the Grantor, MAL, MAGENTA Corporation ("Magenta"), Magenta Services, Ltd. ("Magenta Services") and the Beneficiary, and which Deed of Trust Note was amended and restated in its entirety pursuant to the provisions of that certain Third Loan Modification Agreement dated as of December 1, 1994, by and among the Grantor, MAL, Magenta, Magenta Services and the Beneficiary, which among other things, increased the maximum principal amount of the Loan from Three Million Dollars ($3,000,000) to Four Million Three Hundred Thousand Dollars ($4,300,000) and which Deed of Trust Note is being further amended by that certain Deed of Trust Note Modification Agreement of even date herewith by and among the Grantor, MA BioServices, Inc., Magenta and Magenta Viral Production, Inc. (collectively, the "Borrowers") and the Beneficiary (the Deed of Trust Note as amended and restated from time to time, is hereinafter called, the "Note").

         B. The Loan is secured by that certain Leasehold Deed of Trust and Security Agreement dated December 17, 1993 from the Grantor to the trustees named therein for the benefit of the Beneficiary, which Leasehold Deed of Trust and Security Agreement was recorded December 20, 1993, among the Land Records for Montgomery County, Maryland in Liber 12140, at folio 779, and which Leasehold Deed of Trust and Security Agreement was amended by that certain Modification Agreement-Leasehold Deed of Trust and Security Agreement dated December 1, 1994 by and among the Grantor, the trustees named therein and the Beneficiary (the Leasehold Deed of Trust and Security Agreement as amended is hereinafter called the "Deed of Trust").

         C. The Borrowers and the Beneficiary have entered into that certain Amended and Restated Replacement Loan Agreement of even date herewith (the "Restated Loan Agreement"), which among other things, replaces and consolidates that certain First Amended and Restated Loan

                                                                    EXHIBIT 10.4


Agreement (the "Original Loan Agreement") dated December 1, 1994, by and among the Grantor, MAL, Magenta, Magenta Services and the Lender, which Original Loan Agreement was amended by that certain Modification of Loan Agreement dated April 25, 1995, by and among the Grantor, MAL, Magenta, Magenta Services and the Lender, which Original Loan Agreement was further amended by that certain Modification of Loan Agreement dated August 7, 1995 by and among the Grantor, MAL, Magenta, Magenta Services and the Lender, which Original Loan Agreement was further amended by that certain Modification of Loan Agreement dated January 18, 1996, by and among the Grantor, MAL, Magenta, Magenta Services and the Lender, which Original Loan Agreement was further amended by that certain Modification of Loan Agreement dated May 31, 1996 by and among the Grantor, MAL, Magenta, Magenta Services and the Lender, and which Original Loan Agreement was further modified by that certain Second Modification of Loan Agreement dated June 27, 1996, by and among the Grantor, MAL, Magenta, Magenta Services and the Lender, which among other things, obligated the Grantor to cause MA Holding, GmbH, a German company ("MA Holding") to become an additional maker on the Loan (the Original Loan Agreement, as thereafter amended, is hereinafter called the "Loan Agreement").

         D. The Borrowers have requested and the Beneficiary has agreed that the provisions of the Restated Loan Agreement shall apply to the Loan and have agreed to amend or delete certain provisions of the Deed of Trust to conform with the terms and provisions of the Restated Loan Agreement, all as more fully described herein.

                 NOW, THEREFORE, this Amendment, witnesseth that for Five Dollars ($5.00) and other good and valuable consideration payable to each of the parties by the other parties, the parties hereby agree as follows:

                                                                    EXHIBIT 10.4


         1. Definitions. The following definition is added to Article 1 of the Deed of Trust:

                 Borrower - each of the Grantor, MA BioServices, Inc., MAGENTA Corporation and Magenta Viral Production, Inc. and collectively, the Borrowers.

         The definition of "Loan Documents" is hereby amended and restated in its entirety as follows:

                 Loan Documents - This Leasehold Deed of Trust, the Restated Loan Agreement, the Note, and any other instrument, agreement or document previously, simultaneously or hereafter executed and delivered by any Borrower evidencing, securing in connection with the Obligations, this Leasehold Deed of Trust, the Restated Loan Agreement and the Note.

         2.      Representations and Warranties.

                 (a) Sections Deleted in their Entirety. Sections 3.1 (Organization, etc.), 3.2 (Validity of Loan Instruments), 3.3 (Other Information), 3.5 (Taxes), 3.6 (Litigation) and 3.7 (Not a Joint Venture) of the Deed of Trust are hereby deleted in their entirety.

                 (b) Section Amended and Restated in its Entirety. Section 3.9 (No Hazardous Materials) is hereby amended and restated in its entirety as follows:

                 3.9 No Hazardous Materials. The Grantor has investigated the previous ownership and use of the Mortgaged Property, in a manner consistent with good commercial practice, to determine whether past or current activities have been conducted which might involve the use or disposal of Hazardous Materials. To the best of Grantor's knowledge and belief, no Hazardous Materials are located on, above, below or within the Mortgaged Property, except as are used in the normal course of the Grantor's business. To the best of Grantor's knowledge and belief, the Mortgaged Property has never been used as a manufacturing or storage site for Hazardous Materials, other than reasonable quantities of Hazardous Materials manufactured or stored in the normal course of business in compliance with Environmental Regulations. To the best of Grantor's knowledge and belief, the Mortgaged Property has never been used as a dump site for Hazardous Materials, nor is the Mortgaged Property contaminated by any Hazardous Materials. To the best of the Grantor's knowledge and belief, no property adjoining the Land has ever been used as a manufacturing, storage or dump site for Hazardous Materials, nor is any other adjoining property contaminated by Hazardous Materials.

                                                                    EXHIBIT 10.4


         3.      Affirmative Covenants.

                 (a) Sections Deleted in their Entirety.   Sections 4.1
(Existence), 4.2 (Compliance with Laws), 4.9 (Contest of Tax Assessments, Etc.), 4.11 (Performance of the Commitment), 4.14 (Maintenance of Books and Records), 4.19 (Broker's Commission and Other Costs), 4.20 (Knowledge of Grantor) and 4.21 (Amendments to Organizational Documents) of the Deed of Trust are hereby deleted in their entirety.

                 (b) Sections Amended and Restated in their Entirety. Sections
4.3 (Payment of Impositions), 4.4 (Repairs and Waste), 4.15 (Survey of Independent Inspector) and 4.25 (Notification of Proceedings) are hereby amended and restated in their entirety as follows:

                 4.3       Payment of Impositions.   Grantor will duly pay and
         discharge, or cause to be paid and discharged, the Impositions, such Impositions or installments thereof to be paid not later than the due date thereof or the day any fine, penalty, interest or cost may be added thereto or imposed by law for the non-payment thereof (if such day is used to determine the due date of the respective item); provided, however, that if, by law, any Imposition may at the option of Grantor be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Grantor may exercise the option to pay the same in such installments, and further provided, however, that Grantor shall not be required to pay any Impositions, the payment of which is being contested in good faith and by proper proceedings and for which the Grantor has set aside adequate reserves. Grantor will, upon the request of the Beneficiary, deliver to the Beneficiary from time to time receipts evidencing the payment of all such Impositions.

                 4.4 Repairs and Waste. Grantor will keep the Mortgaged Property in good operating condition (reasonable wear and tear excepted); make all proper repairs, renewals, replacements, additions and improvements thereto needed to maintain the Mortgaged Property in good operating condition. Grantor will not commit any waste upon the Mortgaged Property or make or permit any change in the use of the Mortgaged Property which will in any material way increase any ordinary fire or other hazard risk arising out of the operation thereof.

                 4.15     Surveys.   If at any time after the date hereof,
         Grantor makes improvements to the Property which affect the building wall lines of any of the Improvements now or hereafter on the Property, at the Beneficiary's request, the Grantor shall at its expense promptly furnish the Beneficiary with a survey of the Property, with a current certification

                                                                    EXHIBIT 10.4


         to the Beneficiary by a registered land surveyor of the jurisdiction in which the Land is located.

                 4.25     Notification of Proceedings.    Grantor hereby
         covenants that it will promptly notify Beneficiary in writing as soon as it has knowledge of any pending or impending actions, suits, proceedings at law or in equity before or by any governmental authority or, of any order, writ, injunction, decree or demand of any governmental authority, which would have a material adverse effect on the Mortgaged Property, the Lease, or the validity, enforceability or priority of this Leasehold Deed of Trust.

                 (c)      Sections Amended.    Subsection (c) of Section 4.6
(Performance of Lease) is hereby amended and restated as follows:

                 (c) Grantor will not release, surrender or terminate the Lease without the prior written consent of Beneficiary, which consent will not be unreasonably withheld, provided that prior to such release, surrender or termination, Grantor provides Beneficiary with substitute collateral acceptable to the Beneficiary in all material respects, having a value, as determined by the Beneficiary, equivalent to the Mortgaged Property, nor without the Beneficiary's prior written consent will the Grantor modify the Lease, including, without limitation, modifying the Lease to reduce the terms of the Lease, increase the rentals payable thereunder or alter the provisions of the Lease related to renewals or grace periods.

The first sentence of Section 4.12 (Deposits for Impositions and Insurance Premiums) is hereby amended and restated as follows:

         Upon the occurrence of an Event of Default, in order to assure the payment of Impositions and insurance premiums payable with respect to the Mortgaged Property as and when the same shall become due and payable:

Section 4.24 (Advance by Beneficiary) is hereby amended to delete all references set forth therein to Section 4.2.

Except as modified hereby, Sections 4.6, 4.12 and 4.24 shall remain unchanged.


         4.      Negative Covenants.

                 (a) Section Deleted in its Entirety. Section 5.4 (Due on Sale or Future Encumbrances) is hereby deleted in its entirety.

                                                                    EXHIBIT 10.4


                 (b) Sections Amended and Restated in their Entirety. Sections
5.1 (Use Violations), 5.2 (Alterations and Waste), 5.3 (Replacement of Fixtures and Personalty), and 5.5 (Mechanic's Liens) are hereby amended and restated in their entirety as follows:

                 5.1      Use Violations.   Grantor will not use the Mortgaged
         Property or any part thereof or allow the same to be used or occupied for any purposes not approved by Beneficiary in its reasonable discretion, or for any unlawful purpose or in material violation of any certificate of occupancy or other permit or certificate, or of any law ordinance or regulation, or any restrictions or reservations covering or affecting the use or occupancy thereof, except where such violations would not, in the aggregate have a material adverse effect on the Mortgaged Property, or suffer any act to be done or any condition to exist on the Mortgaged Property, or any part thereof or any article to be brought thereon, which may be dangerous, unless safeguarded as required by law or which may in law constitute a nuisance, public or private, or which may make void or voidable any insurance then in force or required by the terms of this Leasehold Deed of Trust to be in force with respect thereto.

                 5.2      Alterations and Waste.   Grantor will not commit or
         knowingly permit any waste or the Mortgaged Property or any part thereof (reasonable wear and tear excepted) or make or permit to be made any demolition, alterations or additions to the Mortgaged property that would in the aggregate have a materially adverse effect on the value of, or the current use of, the Mortgaged Property.

                 5.3 Replacement of Fixtures and Personalty. Grantor will not permit any of the Fixtures or Personalty to be removed from the Property, if such removal taken as a whole would have a material adverse effect on the value of, or the current use of, the Mortgaged Property, unless such Fixtures or Personalty are promptly replaced by articles of equal suitability or value, owned by Grantor, free and clear of any liens or security interest other than as permitted in this Leasehold Deed of Trust and the Loan Documents. By such removal and replacement, Grantor shall be deemed to have subjected the replacement property to the lien of this Leasehold Deed of Trust.

                 5.5 Mechanic's Liens Grantor will not permit any mechanic's or materialman's lien to be filed against the Mortgage Property or any part thereof which shall not have been bonded or otherwise removed within thirty (30) days after filing, unless the Grantor at its own expense is contesting by appropriate legal proceedings, promptly initiated and

                                                                    EXHIBIT 10.4


         conducted in good faith and with due diligence, the amount or validity of any such mechanic's or materialman's lien, and provided that neither the Mortgaged Property nor any part thereof or interest thereunder will be in danger of being sold, forfeited, or, terminated, canceled or lost and Grantor shall have set aside adequate reserves with respect thereto.

         5.      Events of Default.

                 (a) Sections Deleted in their Entirety. Sections 6.3, (False Representation) 6.4 (Judgment), 6.5 (Receiver), 6.6 (Bankruptcy), 6.10 (Appointment of a Receiver), 6.11 (Dissolution), 6.12 (Guarantor), 6.14 (Mechanic's Lien), 6.16 (Environmental Regulations) of the Deed of Trust are hereby deleted in their entirety.

                 (b) Sections Amended and Restated in their Entirety.  Sections
6.1 (Payment of Indebtedness), 6.2 (Performance of Obligations) and 6.15 (Default Under the Lease) are hereby amended and restated in their entirety as follows:

                 6.1 Payment of Indebtedness. Grantor shall fail to make any payment of the Indebtedness, when and as the same shall become due and payable and such failure shall continue for a period of fifteen
         (15) banking days.

                 6.2      Performance of Obligations.       Grantor shall
         default in the due observance or performance of any of the Obligations and such default shall continue uncured for thirty (30) days after notice thereof shall have been given to Grantor by the Beneficiary.

                 6.15 Default Under the Lease. The occurrence of any Event of Default under the Lease or any event which with the giving of notice or the passage of time could constitute an Event of Default under the Lease.

                 (c) Section Added. The following Section is added to the Deed of Trust immediately after Section 6.16 as Section 6.17:

                 6.17 Due on Sale. Without the prior written consent of the Beneficiary, the Mortgaged Property is sold, conveyed, assigned, or otherwise transferred, except sales, conveyances, assignments or transfers to Subsidiaries of the Grantor which are taken subject

                                                                    EXHIBIT 10.4


         to the lien of this Leasehold Deed of Trust, or the Grantor grants a security interest, mortgage, pledge, lien, encumbrance, charge on, all or any part of, or any interest in the title to the Mortgaged Property.

         6. Assignment of Leases and Rents. Section Amended and Restated in its Entirety. Section 9.3 (No Third-Party Assignment) of the Deed of Trust is hereby amended and restated in its entirety as follows:

                 9.3  No Third-Party Assignment.   Grantor will not assign,
         permit subletting (except assignments and subleases to Subsidiaries of the Grantor) (unless the right is expressly reserved by the tenant) or otherwise encumber future rental payments under the Leases or in and to the Rents to third parties, nor will Grantor anticipate for more than one (1) month any rents that may become collectible under such Leases.

         7.      Miscellaneous Provisions.

                 (a) Section Deleted in its Entirety. Section 10.25 (Time of Essence) is hereby deleted in its entirety.

                 (b) Sections Amended and Restated in their Entirety.
Sections 10.1 and 10.23 of the Deed of Trust are hereby amended and restated in their entirety as follows:

                 10.1 Loan Expenses. Grantor shall pay all reasonable costs and expenses in connection with the performance of the Loan Documents, including (but not limited to) fees and disbursements of its and Beneficiary's counsel, recording costs and expenses, stamp and other taxes, surveys, appraisals and policies of title insurance, physical damage insurance and liability insurance.

                 10.23 Inconsistencies Among the Loan Documents. In the event of any conflict between the terms of the Deed of Trust, as modified by this Amendment and the terms of the Restated Loan Agreement, the terms of the Restated Loan Agreement shall prevail.

         8. Environmental Concerns. Section 11.0 of the Deed of Trust is hereby amended and restated in its entirety as follows:

                 11.0     Compliance.   Grantor will not use or permit any
         other party to use any Hazardous Materials on the Mortgaged Property, except such Hazardous Materials as are used in the Grantor's normal course of business in material compliance with all applicable

                                                                    EXHIBIT 10.4


         laws, regulations and statutes. In the event the Beneficiary ever has any reason to believe that any Hazardous Materials are or may be located on, or may otherwise affect, the Mortgaged Property, in violation of this covenant, or if any claim is made or threatened against the Grantor or the Mortgaged Property with respect to any Environmental Regulations, Grantor agrees to permit Beneficiary, its agents, contractors and employees to enter and inspect the Mortgaged Property upon three (3) days prior written notice for the purposed of conducting an environmental investigation and audit (including taking physical samples) to insure that Grantor is complying with this covenant. Grantor will promptly provide Beneficiary, its agents, contractors, employees and representatives with access to and copies of any and all data and documents in Grantor's possession relating to or dealing with any Hazardous Materials used, generated, manufactured, stored or disposed of on, under or about the Mortgaged Property.

         For purposes of Section 11.2 of the Deed of Trust, Beneficiary hereby acknowledges that it has been advised of the Ramp Industries matter described in that certain Registration Statement on Form S-1 (Registration No. 333-25011) as amended, and as filed with the Securities and Exchange Commission.

         9. Additional Representations and Warranties. The Grantor hereby represents and warrants that:

                 (a) The Deed of Trust, as modified by this Amendment, is the Grantor's valid, binding and enforceable obligation and constitutes a first lien on the Grantor's leasehold interest in the Property;

                 (b) The Grantor has no present claims, actions, causes of action, defenses, counterclaims or setoffs of any kind or nature which they can assert against the Beneficiary in connection with the making, closing, administration, collection and/or enforcement by the Beneficiary of the Obligations, the Deed of Trust or any related agreement. In the event that the Grantor has any present claims, actions or causes of action, defenses, counterclaims or setoffs of any kind or nature which it may now assert against the Beneficiary in connection with the making,

                                                                    EXHIBIT 10.4


closing, administration, collection and/or enforcement by the Beneficiary by the Obligations, the Deed of Trust or any related agreements, which occurred prior to the date of this Amendment then by executing this Amendment they have forever irrevocably waived and relinquished them.

         10. Confirmation. Except as expressly modified hereby, the Deed of Trust as previously modified, is hereby ratified and confirmed in all respects and shall remain in full force and effect. The parties hereto acknowledge that the Trustee is executing this Amendment for the sole purpose of consenting to the terms hereof. The Restated Loan Agreement shall be one of the "Loan Documents" for all purposes of the Deed of Trust.

         11. Counterparts. This Amendment may be executed in any number of multiple counterparts, each of which shall be deemed an original hereof and all of which when taken together shall constitute one and the same instrument.

         12. Further Assurances. The Grantor shall execute and deliver such additional documents and instruments and perform such further acts as may be requested by the Beneficiary from time to time to confirm the provisions of this Amendment, to carry out more effectively the purposes of the Amendment, or to confirm the priority of the lien created by the Deed of Trust, as modified by this Amendment, on any property, rights or interest encumbered or intended to be encumbered by the Deed of Trust, as modified by this Amendment.

         13. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF THIS AMENDMENT, THE DEED OF TRUST, THE LOAN DOCUMENTS OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING

                                                                    EXHIBIT 10.4


ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR ARBITRATION OF COMMERCIAL DISPUTES OF ENDISPUTE, INC., D/B/A J.A.M.S./ENDISPUTE ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF AN INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AMENDMENT OR DOCUMENT MAY BRING ANY ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS INSTRUMENT, AMENDMENT OR DOCUMENT RELATES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         (A) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN MONTGOMERY COUNTY, MARYLAND AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR. IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY (90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCING OF SUCH HEARING FOR AN ADDITIONAL SIXTY
(60) DAYS.

         (B) RESERVATION OF RIGHTS. NOTHING IN THIS INSTRUMENT, AMENDMENT OR DOCUMENT SHALL BE DEEMED TO: (I) LIMIT THE APPLICABILITY

                                                                    EXHIBIT 10.4


OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AMENDMENT OR DOCUMENT; OR (II) BE A WAIVER BY THE BENEFICIARY OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. Section 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE
BENEFICIARY: (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BENEFICIARY MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AMENDMENT OR DOCUMENT. NEITHER THE EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF ANY ACTION FOR FORECLOSURE OR FOR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         14. Notices. From and after the date of this Amendment, all notices to the Grantor and the Beneficiary under the Deed of Trust shall be given to such parties in the manner and at the addresses set forth in the Restated Loan Agreement.

                                                                    EXHIBIT 10.4


         15. Severability. If any provision of this Amendment is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Amendment and the same provision as applied under the circumstances shall remain in full force and effect and shall be liberally construed in favor of the Beneficiary in order to affect the intent of this Amendment.

         16. Governing Law and Captions. This Amendment shall be governed and construed in accordance with the laws of the State of Maryland. The headings used in this Amendment are for the convenience of the parties only and shall not be used in interpreting and construing the meaning of this Amendment.

         WITNESS the signatures and seals of the parties hereto as of the day and year first above written:


                                           GRANTOR:

WITNESS/ATTEST:                            BIORELIANCE CORPORATION

                                           By:                          (SEAL)
------------------------------                --------------------------
                                              Name:
                                              Title:

                                           BENEFICIARY:

                                           NATIONSBANK, N.A.

                                           By:                            (SEAL)
------------------------------                ----------------------------
                                              Elizabeth F. Shore
                                              Vice President


WITNESS:                                   TRUSTEE:


                                                                          (SEAL)
------------------------------             -------------------------------
                                           Elizabeth F. Shore, as Trustee

                                                                    EXHIBIT 10.4



STATE/COMMONWEALTH OF _________________,
CITY/COUNTY OF ________________, TO WIT:

         I HEREBY CERTIFY, that on this _____ day of _____, 1997, before me, the undersigned Notary Public of said State/Commonwealth, personally appeared _______________________, who acknowledged himself to be the ______________ of
BioReliance Corporation, a Delaware corporation known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized __________________ of said corporation by signing the name of the corporation by himself as ________________.

         WITNESS my hand and Notarial Seal.


                                      --------------------------------------
                                                  Notary Public


My Commission Expires: _______________.


STATE/COMMONWEALTH OF ___________,
CITY/COUNTY OF _____________ , TO WIT:

         I HEREBY CERTIFY, that on this _____ day of October, 1997, before me, the undersigned Notary Public of said State/Commonwealth, personally appeared Elizabeth F. Shore, known to me (or satisfactorily proven) to be a person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

         WITNESS my hand and Notarial Seal.



                                      --------------------------------------
                                                  Notary Public

                                                                    EXHIBIT 10.4


STATE/COMMONWEALTH OF ___________,
CITY/COUNTY OF ____________ , TO WIT:

         I HEREBY CERTIFY, that on this _____ day of October, 1997, before me, the undersigned Notary Public of said State/Commonwealth, personally appeared Elizabeth F. Shore, who acknowledged herself to be a Vice President of NATIONSBANK, N.A. known to me (or satisfactorily proven) to be a person whose name is subscribed to the within instrument, and acknowledged that she executed the same for the purposes therein contained as the duly authorized Vice President of said national association signing the name of the national association by herself as Vice President.

         WITNESS my hand and Notarial Seal.


                                       ---------------------------------
                                               Notary Public

My Commission Expires:


         THE UNDERSIGNED, a member in good standing of the Bar of the Court of Appeals of Maryland, hereby certifies that the within instrument was prepared by him.


                                               ------------------------------
                                               Richard M. Pollak

                                                                    EXHIBIT 10.4


Grantee's Address:

c/o NationsBank, N.A.
6610 Rockledge Drive, Third Floor
Bethesda, Maryland 20817
Attn: Elizabeth F. Shore
      Commercial Banking

Property Address:

9900 Blackwell Road
Rockville, Maryland 20850

Title Insurer:

Chicago Title Insurance Company